[Image]    Scudder Pacific Opportunities Fund Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     January 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Pacific Opportunities Fund seeks to provide long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

     2. What Does The Fund Invest In?

     The Fund invests primarily (at least 65% of total assets) in common stock, preferred stock, securities that may be converted into common stock, depositary receipts and warrants of Pacific Basin companies. The Fund's investment program focuses on the smaller, emerging markets in this region of the world. The Fund will not invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

     The Fund may invest up to 35% of its total assets in foreign and domestic debt securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's Investors Service, Inc. or AAA, AA or A by Standard & Poor's.

     The Fund's investment adviser, Scudder, Stevens & Clark, Inc. seeks to identify companies with favorable potential for appreciation through growing earnings or market recognition over time.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is susceptible to political and economic factors affecting issuers in Pacific Basin countries. Although the Fund will not invest in Japanese companies, some Pacific Basin economies are directly affected by Japanese capital investment and consumer demands. Foreign securities often have less publicly available information and are subject to different regulations than domestic securities. Political events, changes in the perceived creditworthiness of issuers, higher brokerage costs, fluctuating national interest rates, foreign taxes and movements in foreign currencies will affect the value of the Fund's holdings which determine the Fund's share price. The Fund may incur currency conversion costs and the strength or weakness of the U.S. dollar against these currencies may result in fluctuations of share price, which is likely to vary from day to day.

     Movements of the stock markets or in the types of securities held in the Fund's portfolio may affect the Fund's share price. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     In addition, because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risks than a diversified fund.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking capital growth and:

        o plan to hold your investment for the long-term (at least 5 years or more),
        o can tolerate fluctuations in share price,
        o have or plan to have other investments for the benefit of diversification, and
        o understand the risks of investing in foreign securities.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Pacific Opportunities Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended October 31, 1995.

       Investment management fee                          1.10%

       12b-1 fees                                         None

       Other expenses                                     0.64%
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       Total Fund operating expenses                      1.74%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $18            $55               $94               $205

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown. Please note that there is a $5 service fee if you request redemption proceeds via wire.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed since it commenced operations on December 8, 1992, assuming reinvestment of all distributions. Performance is historical and may not be indicative of future results. Total return and principal value will fluctuate.

     THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

        BAR CHART TITLE: Total returns for years ended December 31:
        BAR CHART DATA:

                            1993       60.08%
                            1994      -17.12
                            1995        1.28
                            1996        6.45


                    The Fund's Average Annual Total Return
                    for the period ended December 31, 1996


                             One Year           6.45%
                             Life of Fund       9.14%

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan joined Scudder in 1987 as a member of the portfolio management team of a Scudder closed-end mutual fund concentrating its investments in Asia. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing. Joyce E. Cornell, Portfolio Manager since 1993, has focused on stock selection, a role she has played since the Fund's introduction in 1992. Ms. Cornell, who has eight years of investment experience as a research analyst, joined Scudder in 1991 in this capacity.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500 ($1,000 for IRAs), except that shareholders may open a regular account with a minimum of $1,000 if an investment program of at least $100/month is established. A shareholder with a non-fiduciary account who maintains an account balance of less than $2,500 without establishing an investment program, may be assessed an annual fee of $10.00, payable to the Fund. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     The Fund typically makes dividends and capital gains distributions, if any, in December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder